Exhibit 1.01

First Data Corporation

Conflict Minerals Report

2014

This Conflict Minerals Report of First Data Corporation (we or our) has been prepared in accordance with Rule 13p-1 and Form SD (the Rules) promulgated under the Securities Exchange Act of 1934 for the reporting period January 1, 2014 through December 31, 2014.

The Rules require disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rules are necessary to the functionality or production of those products. The minerals covered by the Rules are gold, columboite-tantalite (coltan), cassiterite, and wolframite, including their derivatives consisting of tin, tungsten, and tantalum (collectively, Conflict Minerals) and the countries covered by this Report (collectively, Covered Countries) are the Democratic Republic of the Congo and all adjoining countries (consisting of Angola, the Republic of the Congo, Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, and Zambia).

Pursuant to the Rules, if, based upon a reasonable country of origin inquiry, a registrant has reason to believe that any of the Conflict Minerals in its supply chain may have originated in one of the Covered Countries, or if such registrant is unable to determine the country of origin of those Conflict Minerals, then it must file a Conflict Mineral Report with the United States Securities & Exchange Commission (SEC) describing the due diligence measures it has undertaken or will undertake regarding the source and chain of custody of the Conflict Minerals. Due to our limited ability to determine the origin and chain of custody of Conflict Minerals necessary to the functionality or production of our products as described below, we have filed this Conflict Minerals Report.

This Report is not audited, nor is an independent private sector audit required for this Report under the Rules and SEC guidance.

Company Overview

We are a global provider of electronic commerce and payment solutions for merchants, financial institutions, and card issuers. We are several levels removed from the mining, smelting or refining of Conflict Minerals and do not purchase Conflict Minerals from mines, smelters or refiners. However, we have determined that we contract to manufacture point of sale devices and payment cards (Covered Products) that are likely to contain Conflict Minerals and that such Conflict Minerals may be necessary to the functionality or production of the Covered Products.

Reasonable Country of Origin Inquiry

In accordance with the Rules, we conducted a good faith reasonable country of origin inquiry (RCOI) regarding the use of Conflict Minerals that was reasonably designed to determine whether any of the Conflict Minerals originated in the Covered Countries and whether any of the Conflict Minerals may be from recycled or scrap sources. To conduct the RCOI, we: (1) identified product categories and parts in those categories that may contain Conflict Minerals; (2) identified our direct suppliers who supplied those parts; (3) validated supplier information with our sourcing team; and (4) contacted each supplier and asked them to provide information on: (a) the Conflict Minerals contained in the products and (b) the source of the Conflict Minerals, including smelter/refinery information and location of mines. Each supplier was asked to complete the Electronic Industry Citizenship Coalition Global e-Sustainability

Initiative (EICC-GeSI) Conflict Minerals Reporting Template (CMRT). Based upon the structure of our supply chain and the lack of direct access to sub-tier suppliers, we relied on our direct suppliers to provide information on the origin of the Conflict Minerals contained in its products by conducting a supply-chain survey using the CMRT. We received responses from all of our suppliers, although some responses were incomplete and some suppliers were not able to obtain responses from all of their suppliers.

Based on those responses, we determined that Conflict Minerals present in some Covered Products may have originated in the Covered Countries and were not from scrap or recycled sources. Therefore, in accordance with the Rules, we proceeded to engage in due diligence regarding the sources and chain of custody of the Conflict Minerals.

Due Diligence

Following our RCOI, we conducted a due diligence process intended to conform in all material respects with the framework provided by The Organization for Economic Co-operation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, an internationally-recognized due diligence framework. Since we do not purchase any of the Conflict Minerals from mines, smelters or refiners, nor do we manufacture any of the Covered Products, we must rely on our suppliers to provide information regarding the origin of the Conflict Minerals that are included in the Covered Products.

The due diligence we exercised included:

1.                                      Submitting the EICC-GeSI CMRT to each direct supplier of identified products. That template provided a standardized method for our use in the collection of representations, statements and data from our suppliers relative to the presence, use, source and chain of custody of Conflict Minerals.

2.                                      Submitting the EICC-GeSI’s Smelter Reference List, which is a compilation of names and locations of known smelters and refiners, to each supplier of identified products potentially containing Conflict Minerals.

3.                                      Comparing smelters identified in the reporting templates against the list of smelter facilities that have been identified as “conflict free” by the EICC-GeSI Conflict Free Sourcing (CFS) program (CFS List). The CFS program is a voluntary program whereby an independent third party evaluates smelter procurement activities to determine whether a smelter has sufficiently demonstrated that all materials processed by that smelter originated from sources that do not directly or indirectly finance or benefit armed groups in the Covered Countries.

Due Diligence Results

Most, but not all, of the smelters identified were on the CFS List. In addition, a number of supplier responses were determined to be incomplete or unknown relative to the question of sourcing of raw materials. We currently do not have sufficient information from our suppliers or other sources to conclusively determine the country of origin of the Conflict Minerals used in the Covered Products, conclusively determine whether such Conflict Minerals are from recycled or scrap sources, or identify a complete list of all the facilities used to process such Conflict Minerals. Accordingly, we determined in good faith that our products containing or utilizing Conflict Minerals are DRC conflict undeterminable for the calendar year 2014.

Based on the information provided by our suppliers, we believe that the facilities that may have been used to process the Covered Minerals contained in the Covered Products include the smelters and refiners listed in Annex I below and we believe that the countries of origin of the Covered Minerals contained in the Covered Products include the countries listed in Annex II below, as well as recycled and scrap sources.

Risk Mitigation

We are continuing to develop methods, implement tools and adopt procedures that are designed to be both auditable and in accordance with the OECD Guidance. The steps that we have taken and/or intend to take in reporting year 2015 to mitigate the risk our Conflict Minerals benefit or finance armed groups are as follows:

1.                                      We will continue to work with suppliers who failed to provide sufficient information in an effort to obtain complete and accurate information in 2015, including enhancing our supplier communication and training information to improve data accuracy.

2.                                      We will again request information and supporting data from each direct supplier of identified products that are subject to 2015 reporting requirements by utilizing the EEIC-GeSI CMRT and will pursue a completed template response that identifies material down to the smelter and mine.

3.                                      We will work with any supplier found to be supplying Conflict Minerals from sources that cannot be demonstrated to be “DRC conflict free” to establish an alternative source of Conflict Minerals that is demonstrably “DRC conflict free”.

4.                                      We will ask new product vendors to agree to Conflict Minerals provisions in new agreements.

Additional Risk Factors

The statements above are based on the RCOI process and due diligence performed in good faith. These statements are based on the infrastructure and information available at the time. A number of factors could introduce errors or otherwise affect our conflict free declaration.

These factors include, but are not limited to, gaps in supplier data, gaps in smelter data, errors or omissions by suppliers, errors or omissions by smelters, the fact that the definition of “smelter” was not finalized by the end of the 2014 reporting period, confusion by suppliers over requirements of SEC final rules, gaps in supplier education and knowledge, timeliness of data, public information not discovered during a reasonable search, errors in public data, language barriers and translation, oversights or errors in conflict free smelter audits, DRC sourced materials being declared secondary materials, illegally tagged DRC conflict minerals being introduced into the supply chain, companies going out of business in 2014, certification programs not being equally advanced for all industry segments and metals, and smuggling of DRC conflict minerals to countries beyond the Covered Countries.

Annex I

Metal	Smelter or Refiner Name	Country location of Smelter or Refiner
GOLD	Acade Metals Co.,LTD	CHINA
GOLD	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
GOLD	Academy Precious Metals	CHINA
GOLD	Aida Chemical Industries Co. Ltd.	JAPAN
GOLD	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
GOLD	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
GOLD	AngloGold Ashanti Corrego do Sitio Minercao	BRAZIL
GOLD	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
GOLD	ANZ	AUSTRALIA
GOLD	Argor-Heraeus SA	SWITZERLAND
GOLD	Asahi Pretec Corporation	JAPAN
GOLD	Asaka Riken Co Ltd	JAPAN
GOLD	ASARCO LLC	UNITED STATES
GOLD	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
GOLD	Aurubis AG	GERMANY
GOLD	Baiyin Nonferrous Group Co.,Ltd	CHINA
GOLD	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
GOLD	Bauer Walser AG	GERMANY
GOLD	Boliden AB	SWEDEN
GOLD	C. Hafner GmbH + Co. KG	GERMANY
GOLD	Caridad	MEXICO
GOLD	CCR Refinery — Glencore Canada Corporation	CANADA
GOLD	Cendres + Metaux SA	SWITZERLAND
GOLD	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
GOLD	Cheong Hing	CHINA
GOLD	Chimet S.p.A.	ITALY
GOLD	China Golddeal	CHINA
GOLD	China National Gold Group Corporation	CHINA
GOLD	Chugai Mining	JAPAN
GOLD	Codelco	CHILE
GOLD	Colt Refining	UNITED STATES
GOLD	Cookson Group	SPAIN
GOLD	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
GOLD	Daeryong E&C	KOREA, REPUBLIC OF
GOLD	Daye Non-Ferrous Metals Mining Ltd.	CHINA
GOLD	Do Sung Corporation	KOREA, REPUBLIC OF
GOLD	Doduco	GERMANY
GOLD	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA

GOLD	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
GOLD	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
GOLD	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
GOLD	Dowa	JAPAN
GOLD	DUOXIN	CHINA
GOLD	E-CHEM Enterprise Corp	TAIWAN
GOLD	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
GOLD	Eco-System Recycling Co., Ltd.	JAPAN
GOLD	EM Vinto	BOLIVIA
GOLD	ESG Edelmetallservice GmbH & Co. KG	GERMANY
GOLD	FAGGI ENRICO SPA	ITALY
GOLD	Faggi S.p.A.	ITALY
GOLD	Ferro Corporation	UNITED STATES
GOLD	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
GOLD	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
GOLD	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
GOLD	Geib Refining Corporation	UNITED STATES
GOLD	Gejiu zili mining&smel ting co.,ltd	CHINA
GOLD	Guandong Jinding Material Co. Ltd.	CHINA
GOLD	GUANG DONG JING DING CO., LTD	CHINA
GOLD	Guangdong Jinding Gold Limited	CHINA
GOLD	GuangZHou Jin Ding	CHINA
GOLD	Gouda Safina High-Tech Environmental Refinery Co. Ltd.	CHINA
GOLD	Hang Technology R & D Co., Ltd. Sanmenxia	CHINA
GOLD	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
GOLD	Hangzhou the Fuchun River smelting Co., Ltd.	CHINA
GOLD	Harima Smelter	JAPAN
GOLD	Harmony Gold Refinery	SOUTH AFRICA
GOLD	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
GOLD	Heesung Metal Ltd	AUSTRALIA
GOLD	Heimerle + Meule GmbH	GERMANY
GOLD	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd.	CHINA
GOLD	Henan Zhongyuan Gold Smelter of Zhongjin Gold Co. Ltd.	CHINA
GOLD	Heraeus Ltd. Hong Kong	HONG KONG
GOLD	Heraeus Material Technology	CHINA
GOLD	Heraeus Precious Metals GmbH & Co. KG	GERMANY
GOLD	Heraeus Precious Metals North America	UNITED STATES
GOLD	Heraeus Group	UNITED STATES
GOLD	Heraeus Zhaoyuan (Changshu) Electronic Materials Co.,Ltd.	CHINA
GOLD	Hisikari Mine	JAPAN
GOLD	Hon Shen Co., Ltd.	TAIWAN

GOLD	Honorable Hardware Craft Product Limited Company	CHINA
GOLD	huihui	CHINA
GOLD	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
GOLD	Hung Cheong Metal Manufacturing Limited	CHINA
GOLD	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF
GOLD	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
GOLD	Ishifuku Metal Industry Co., Ltd.	JAPAN
GOLD	Istanbul Gold Refinery	TURKEY
GOLD	Japan Mint	JAPAN
GOLD	Jiangxi Copper Company Limited	CHINA
GOLD	Jin Dong Heng	CHINA
GOLD	Jin Jinyin refining company limited	CHINA
GOLD	Jinlong Copper Co., Ltd.	CHINA
GOLD	Johnson Matthey Hong Kong Ltd.	CHINA
GOLD	Johnson Matthey Inc	UNITED STATES
GOLD	Johnson Matthey Ltd	CANADA
GOLD	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
GOLD	JSC Uralelectromed	RUSSIAN FEDERATION
GOLD	JX Nippon Mining & Metals Co., Ltd	JAPAN
GOLD	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
GOLD	Kazzinc Ltd	KAZAKHSTAN
GOLD	Kee Shing	CHINA
GOLD	Kennecott Utah Copper LLC	UNITED STATES
GOLD	Kojima Chemicals Co., Ltd	JAPAN
GOLD	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
GOLD	Kunshan Gaosheng	CHINA
GOLD	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
GOLD	KYOCERA	JAPAN
GOLD	Kyrgyzaltyn JSC	KYRGYZSTAN
GOLD	L’ azurde Company For Jewelry	SAUDI ARABIA
GOLD	La Caridad	MEXICO
GOLD	LBMA	GERMANY
GOLD	LG-Nikko	KOREA, REPUBLIC OF
GOLD	Lingbao Gold Company Limited	CHINA
GOLD	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
GOLD	London Bullion Market Association	UNITED KINGDOM
GOLD	London Metal Exchange (LME)	CHINA
GOLD	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
GOLD	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
GOLD	macderlun	CHINA
GOLD	Materion Advanced Metals	UNITED STATES

GOLD	Matsuda Sangyo Co. Ltd	JAPAN
GOLD	Metallic Resources Inc.	UNITED STATES
GOLD	Metalor Technologies (Hong Kong) Ltd	HONG KONG
GOLD	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
GOLD	Metalor Technologies (Suzhou) Ltd.	CHINA
GOLD	Metalor Technologies Ltd. (Suzhou)	CHINA
GOLD	Metalor Technologies SA	SWITZERLAND
GOLD	Metalor Technologies Singapore Pte Ltd	SINGAPORE
GOLD	Metalor Technology (Suzhou)	CHINA
GOLD	Metalor USA Refining Corporation	UNITED STATES
GOLD	Met-Mex Penoles, S.A.	MEXICO
GOLD	Mitsubishi Materials Corporation	JAPAN
GOLD	Mitsui Mining and Smelting Co., Ltd.	JAPAN
GOLD	Mitui kinzoku Co Ltd takehara seirenjyo	JAPAN
GOLD	MK electron	KOREA, REPUBLIC OF
GOLD	Morigin Company	JAPAN
GOLD	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
GOLD	N.E. Chemcat Corporatoin	JAPAN
GOLD	N.E.Chemcat Corporation	JAPAN
GOLD	Nadir Metal Rafineri San. Ve Tic. A.?.	TURKEY
GOLD	Naik Electronics	CHINA
GOLD	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
GOLD	Nihon Material Co. LTD	JAPAN
GOLD	Niihama Nickel Refinery	JAPAN
GOLD	Ningbo Kangqiang	CHINA
GOLD	Nippon Micrometal Corp.	PHILIPPINES
GOLD	Ohio Precious Metals, LLC	UNITED STATES
GOLD	Ohura Precious Metal Industry Co., Ltd	JAPAN
GOLD	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION
GOLD	OJSC Kolyma Refinery	RUSSIAN FEDERATION
GOLD	Orelec	FRANCE
GOLD	PAMP SA	SWITZERLAND
GOLD	Pan Pacific Copper Co. Ltd.	JAPAN
GOLD	Penglai Penggang Gold Industry Co Ltd	CHINA
GOLD	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
GOLD	PT Aneka Tambang (Persero) Tbk	INDONESIA
GOLD	PT Timah	INDONESIA
GOLD	PX Precinox SA	SWITZERLAND
GOLD	Rand Refinery (Pty) Ltd	SOUTH AFRICA
GOLD	Realized The Enterprise Co., Ltd.	CHINA
GOLD	Rio Tinto	UNITED STATES

GOLD	Rohm and Haas	UNITED STATES
GOLD	Royal Canadian Mint	CANADA
GOLD	rui sheng	INDONESIA MALAYSIA
GOLD	Sabin Metal Corp.	UNITED STATES
GOLD	SAMWON METALS Corp.	KOREA, REPUBLIC OF
GOLD	san menxia huagong	CHINA
GOLD	Sanmenxia hang seng science and technology, research and development Co., LTD	CHINA
GOLD	Sanmenxia R&D Co., Ltd.	CHINA
GOLD	Schone Edelmetaal	NETHERLANDS
GOLD	Scotia Mocatta	HONG KONG
GOLD	SD(Samdok) Metal	KOREA, REPUBLIC OF
GOLD	SEMPSA Joyeria Plateria SA	SPAIN
GOLD	Sendi (Japan): Kyocera Corporation	JAPAN
GOLD	SENJU METAL INDUSTRY CO.,LTD.	JAPAN
GOLD	Shandong Gold (Laizhou)	CHINA
GOLD	Shandong Guoda Gold Co., LTD.	CHINA
GOLD	SHANDONG HUMON SMELTING CO.,LTD	CHINA
GOLD	Shandong penglai gold smelter	CHINA
GOLD	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
GOLD	Shandong yantai recruit Jin Lifu metal co.,Ltd	CHINA
GOLD	Shandong Zhaoyuan Gold Argentine refining company	CHINA
GOLD	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
GOLD	Shang Hai Gold Exchange	CHINA
GOLD	Shen Zhen Thousand Island Ltd.	CHINA
GOLD	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
GOLD	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
GOLD	SHENZHEN ZHENGTIIANWEI TECHNDLOGZES.CO.LIMITED	CHINA
GOLD	ShenZhen urban public bureau of China	CHINA
GOLD	Sindlhauser Materials GmbH	GERMANY
GOLD	SKE (China): Shangdong Kyocera Electronics Co. Ltd.	CHINA
GOLD	So Accurate Group, Inc.	UNITED STATES
GOLD	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
GOLD	Sojitz	JAPAN
GOLD	Solar Applied Materials Technology Corp.	TAIWAN
GOLD	Soochow University’s	CHINA
GOLD	Souzhou XingRui Noble	CHINA
GOLD	Standard Bank	HONG KONG
GOLD	Stender Electronic Materials Co., Ltd.	CHINA
GOLD	Sumisho Metal Mining Co. Ltd.	JAPAN
GOLD	Sumitomo Metal Mining Asia Pacific PTE LTD	JAPAN

GOLD	Super Dragon Technology Co., Ltd.	TAIWAN
GOLD	Suzhou Xingrui Noble Metal Material Co., Ltd	CHINA
GOLD	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
GOLD	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
GOLD	Taizhou Delta Electronics Co., Ltd.	CHINA
GOLD	Tanaka Kikinzoku Kogyo K.K.	JAPAN
GOLD	Tanaka Tokyo Melters	JAPAN
GOLD	Technic Inc	UNITED STATES
GOLD	The Great Wall Gold and Silver Refinery of China	CHINA
GOLD	The Hutti Gold Mines Company Limited	INDIA
GOLD	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
GOLD	Tian Cheng	CHINA
GOLD	Timah Company	CHINA
GOLD	Tokuriki Honten Co., Ltd	JAPAN
GOLD	Tongling Nonferrous Metals Group Co.,Ltd.	CHINA
GOLD	Torecom	KOREA, REPUBLIC OF
GOLD	Toyo Smelter & Refinery	JAPAN
GOLD	UBS AG Bahnhostr	SWITZERLAND
GOLD	Umicore Brasil Ltda	BRAZIL
GOLD	Umicore Precious Metals Thailand	THAILAND
GOLD	Umicore SA Business Unit Precious Metals Refining	BELGIUM
GOLD	United Precious Metal Refining, Inc.	UNITED STATES
GOLD	United Refining	UNITED STATES
GOLD	Valcambi SA	SWITZERLAND
GOLD	W.C. Heraeus GmbH	GERMANY
GOLD	Western Australian Mint trading as The Perth Mint	AUSTRALIA
GOLD	Williams/Williams Brewster	UNITED STATES
GOLD	Wuxi Middle Treasure Materials	CHINA
GOLD	Xstrata Canada Corporation CCR Refinery	CANADA
GOLD	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
GOLD	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
GOLD	Yantai to Zhaojin Mai Fu - Precious Metals Limited	CHINA
GOLD	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
GOLD	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
GOLD	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
GOLD	Yokohama Metal Co Ltd	JAPAN
GOLD	Yoo Chang Metal	CHINA
GOLD	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
GOLD	Yunnan Chengfeng	CHINA
GOLD	Yunnan Copper Industry Co Ltd	CHINA
GOLD	Yunnan Metallurgical Group Co., Ltd	CHINA

GOLD	Yunnan Tin Company Limited	CHINA
GOLD	YUNSIN	CHINA
GOLD	Zhaojin Mining Industry Co., Ltd.	CHINA
GOLD	Zhaojin refining	CHINA
GOLD	Zhaoyuan Gold mine	CHINA
GOLD	Zhaoyuan gold smelting co., LTD	CHINA
GOLD	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
GOLD	Zhejiang Suijin	CHINA
GOLD	ZHONGJIN GOLD CORPORATION LIMITED	CHINA
GOLD	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
GOLD	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
GOLD	Zijin Mining Group Co. Ltd	CHINA
GOLD	Zijin Mining Industry Corporation (Shanghang) gold smelting plant	CHINA
TANTALUM	ANHUI HERRMAN IMPEX CO., LTD	CHINA
TANTALUM	Cabot	UNITED STATES
TANTALUM	Changsha South Tantalum Niobium Co., Ltd.	CHINA
TANTALUM	Changsha Southern	CHINA
TANTALUM	CIF	BRAZIL
TANTALUM	Companhia Industrial Fluminense(CIF)	BRAZIL
TANTALUM	Conghua Tantalum and Niobium Smeltry	CHINA
TANTALUM	Duoluoshan	CHINA
TANTALUM	Ethiopian Minerals Development Share Company	ETHIOPIA
TANTALUM	Exotech Inc.	UNITED STATES
TANTALUM	F&X Electro-Materials Ltd.	CHINA
TANTALUM	Fujian Nanping Minning Tantalum and Niobium Mine Development Co.,Ltd	CHINA
TANTALUM	Furuuchi chemical K.K.	JAPAN
TANTALUM	Gannon & Scott	UNITED STATES
TANTALUM	Global Advanced Metals Aizu	JAPAN
TANTALUM	Global Advanced Metals	UNITED STATES
TANTALUM	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
TANTALUM	H.C. Starck Inc.	UNITED STATES
TANTALUM	H.C. Starck GmbH	GERMANY
TANTALUM	H.C. Starck Ltd.	JAPAN
TANTALUM	H.C. Starck Co., Ltd.	THAILAND
TANTALUM	H.C. Starck Smelting GmbH & Co. KG	GERMANY
TANTALUM	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
TANTALUM	Hi-Temp	UNITED STATES
TANTALUM	Jiangxi Yichun Ta/Nb Ltd.	CHINA
TANTALUM	Jiangxi Rare Earth Metals Tungsten Group Corp.	CHINA
TANTALUM	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

TANTALUM	Jiujiang Tanbre Co., Ltd.	CHINA
TANTALUM	Jonathan Ng	JAPAN
TANTALUM	KEMET Blue Metals	MEXICO
TANTALUM	Kemet Blue Powder	UNITED STATES
TANTALUM	King-Tan Tantalum Industry Ltd	CHINA
TANTALUM	LSM Brasil S.A.	BRAZIL
TANTALUM	Matsuo Electric	JAPAN
TANTALUM	Metal do	JAPAN
TANTALUM	Metallurgical Products India (Pvt.) Ltd.	INDIA
TANTALUM	Meterion Advanced Materials Thin Film Products	UNITED STATES
TANTALUM	Mitsui Mining & Smelting	JAPAN
TANTALUM	Molycorp Silmet A.S.	ESTONIA
TANTALUM	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
TANTALUM	NTET, Thailand	THAILAND
TANTALUM	Plansee SE Liezen	AUSTRIA
TANTALUM	Plansee SE Reutte	AUSTRIA
TANTALUM	PT Timah	INDONESIA
TANTALUM	QuantumClean	UNITED STATES
TANTALUM	RFH Tantalum Smeltry Co., Ltd	CHINA
TANTALUM	Shanghai Jiangxi Metals Co. Ltd	CHINA
TANTALUM	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
TANTALUM	Stark	UNITED STATES
TANTALUM	Sumitomo (ALMT Corp)	JAPAN
TANTALUM	Taki Chemical Co., Ltd.	JAPAN
TANTALUM	Talley Metals	UNITED STATES
TANTALUM	Tantalite Resources	SOUTH AFRICA
TANTALUM	Telex	UNITED STATES
TANTALUM	Ulba Metallurgical Plant	KAZAKHSTAN
TANTALUM	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
TANTALUM	Zhuzhou Cement Carbide	CHINA
TIN	5N Plus	GERMANY
TIN	ACT JAPAN	JAPAN
TIN	AIM	CANADA
TIN	Alpha	TAIWAN
TIN	Alpha Metals	UNITED STATES
TIN	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
TIN	Amalgamated Inc	PERU
TIN	Amalgamated Metals Corporation	UNITED KINGDOM
TIN	American Iron and Metal	CANADA
TIN	an chen	CHINA
TIN	An Xin Xuan Xin Yue You Se Jin Shu Co.Ltd	CHINA

TIN	Aoki Loboratories Ltd.	CHINA
TIN	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
TIN	ATI Metalworking Products	UNITED STATES
TIN	Ausmelt Limited	AUSTRALIA
TIN	Balver Zinn Josef Jost GmbH & Co. KG	GERMANY
TIN	Bangka	INDONESIA
TIN	Baoshida Swissmetal Ltd	SWITZERLAND
TIN	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
TIN	Best Metals	BRAZIL
TIN	Bonak.Beliting	INDONESIA
TIN	Brinkmann Chemie AG	N/A
TIN	Butterworth Smelter	MALAYSIA
TIN	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL
TIN	Chengfeng Metals Co Pte Ltd	CHINA
TIN	Chenzhou Yunxiang mining limited liability company	CHINA
TIN	China Hongqiao	CHINA
TIN	China Huaxi Group Nandan	CHINA
TIN	China Rare Metal Materials Company	CHINA
TIN	China Tin Group Co., Ltd.	CHINA
TIN	China Tin Smelter Co. Ltd.	CHINA
TIN	Chofu Works	JAPAN
TIN	Cloud Nancy industry Limited liability company	CHINA
TIN	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
TIN	Cookson	UNITED STATES
TIN	Cookson Alpha Metals (Shenzhen) Co Ltd.	CHINA
TIN	Cooper Metal — Cooperative Metalurgica de Rondonia Ltda	BRAZIL
TIN	Cooper Santa	BRAZIL
TIN	Cooper Suzhou Co.	CHINA
TIN	CV DS Jaya Abadi	INDONESIA
TIN	CV Duta Putra Bangka	INDONESIA
TIN	CV Gita Pesona	INDONESIA
TIN	CV JusTindo	INDONESIA
TIN	CV Makmur Jaya	INDONESIA
TIN	CV Nurjanah	INDONESIA
TIN	CV Prima Timah Utama	INDONESIA
TIN	CV Serumpun Sebalai	INDONESIA
TIN	CV United Smelting	INDONESIA
TIN	Dae Kil Metal Co., Ltd	CHINA
TIN	Daewoo International	KOREA, REPUBLIC OF
TIN	Doctor of solder products Co. Ltd
TIN	Dongguan lason metel materials co, ltd	CHINA

TIN	Dowa Metals & Mining Co. Ltd	JAPAN
TIN	DUKSAN HI-METAL	REPUBLIC OF KOREA
TIN	Electroloy Metal Pte	SINGAPORE
TIN	ELECTROLOY METAL (SHENZHEN) CO.,LTD	CHINA
TIN	EM Vinto	BOLIVIA
TIN	Eon-tech (Suzhou) Corporation	CHINA
TIN	Estanho de Rondonia S.A.	BRAZIL
TIN	Feinhutte Halsbrucke GmbH	GERMANY
TIN	Fenix Metals	POLAND
TIN	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
TIN	Foshan Nanhai Tong Ding Metal Company. Ltd.	CHINA
TIN	Fuji Metal Mining Corp.	JAPAN
TIN	Funsur	BRAZIL
TIN	Furukawa Electric	JAPAN
TIN	Gebrueder Kemper GMBH	GERMANY
TIN	Gejiu City, the cloud new colored electrolytic Co. Ltd.	CHINA
TIN	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA
TIN	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
TIN	Gejiu Kai Meng Industry and Trade LLC	CHINA
TIN	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA
TIN	Gejiu Yunxi Group Corp	CHINA
TIN	Gejiu YunXin Colored Electrolysis Ltd	CHINA
TIN	Gejiu Zi-Li	CHINA
TIN	Gold Bell Group	CHINA
TIN	Gomat-e-K.	GERMANY
TIN	Goodway	N/A
TIN	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
TIN	Guangxi Huaxi Group Co.,Ltd	CHINA
TIN	Guangxi China Tin Metal Materials Company	CHINA
TIN	Guangxi Pinggui PGMA Co. Ltd.	CHINA
TIN	Guixi Smelter	CHINA
TIN	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
TIN	Hana High Metal Co., Ltd	CHINA
TIN	Heesung Metal Ltd.	KOREA, REPUBLIC OF
TIN	Henan Province in Gold Investment Management Ltd.	CHINA
TIN	Heraeus Germany	GERMANY
TIN	Heraeus Ltd Hong Kong	CHINA
TIN	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
TIN	Heraeus Materials Technology GmbH & Co. KG	GERMANY
TIN	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
TIN	Heraeus Precious Metals GmbH & Co. KG	GERMANY

TIN	Heraeus Technology center	HONG KONG
TIN	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
TIN	High Quality Technology Co., Ltd	CHINA
TIN	Hitachi Cable	JAPAN
TIN	Huanggang City Tongding Metallic Material Co. Ltd.	CHINA
TIN	Huaxi Guangxi Group	CHINA
TIN	HuaXi Metals Co.,Ltd	CHINA
TIN	Huaxi Smelting Co. Ltd	CHINA
TIN	Huichang Jinshunda Tin Co. Ltd	CHINA
TIN	Huizhou Taiwan Electronic Component Limited Company	CHINA
TIN	Hyundai-Steel	KOREA
TIN	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
TIN	Imperial Zinc	UNITED STATES
TIN	Indonesian State Tin Corporation	INDONESIA
TIN	Indonesian Tin Ingot	INDONESIA
TIN	Ishihara Chemical Co. Ltd.	JAPAN
TIN	Jan Janq	TAIWAN
TIN	Jean Goldschmidt International SA	BELGIUM
TIN	Ji, Jenderal Sudirman	INDONESIA
TIN	Jia Tian	CHINA
TIN	Jiangxi Cooper Corporation	CHINA
TIN	Jiangxi Huichang Jinshundar Tin Co., Ltd.	CHINA
TIN	Jiangxi Nanshan	CHINA
TIN	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
TIN	Jiangxi Tungsten Industry Co. Ltd	CHINA
TIN	Jin Tian	CHINA
TIN	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
TIN	Kai Unita Trade Limited Liability Company	CHINA
TIN	Ketabang	INDONESIA
TIN	Kihong T & G	INDONESIA
TIN	KOBA	INDONESIA
TIN	KOKI JAPAN	JAPAN
TIN	Koki Products Co. Ltd	JAPAN
TIN	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC
TIN	Kundur Smelter	INDONESIA
TIN	Kunshan tianhe solder manufacturing Co., LTD	CHINA
TIN	Kunshan xiubo	CHINA
TIN	Kupol	RUSSIAN FEDERATION
TIN	Kurt J Lesker Company	UNITED STATES
TIN	Kyocera	JAPAN
TIN	Laibin China Tin Smelting Ltd.	CHINA

TIN	Laibin Smeltery of Liuzhou China Tin Group Co., Ltd.	CHINA
TIN	Laibin Huaxi Smelterring Co.,Ltd	CHINA
TIN	LIAN JING	CHINA
TIN	Lingbao Jinyuan Tonghui	CHINA
TIN	LINWU XIANGGUI MINERAL SMELTING CO.LTD	CHINA
TIN	Linwu Xianggui Smelter Co	CHINA
TIN	Liuzhou China Tin	CHINA
TIN	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
TIN	Lubeck GmbH	GERMANY
TIN	Lupon Enterprise Co, Ltd.	TAIWAN
TIN	MacDermid Fine Chemical Co., Ltd. Hongkong	CHINA
TIN	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL
TIN	Malaysia Smelting Corporation (MSC)	MALAYSIA
TIN	Malysia Smelting Corporation Berhad	MALAYSIA
TIN	Materials Eco-Refining CO.LTD	JAPAN
TIN	MATSUSHIMA KINZOKU	JAPAN
TIN	MCP Metal Specialist Inc.	UNITED KINGDOM
TIN	Melt Metais e Ligas S/A	BRAZIL
TIN	mengneng	CHINA
TIN	Mentok Tin Smelter	INDONESIA
TIN	Metahub Industries Sdn. Bhd.	MALAYSIA
TIN	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
TIN	Metallic Resources, Inc.	UNITED STATES
TIN	Metallo Chimique	BELGIUM
TIN	Mineracao Taboca S.A.	BRAZIL
TIN	Ming Li Jia smelt Metal Factory	CHINA
TIN	Minmetals Ganzhou Tin Co. Ltd.	CHINA
TIN	Minsur S.A. Tin Metal (Funsur)	PERU
TIN	Mits-Tec (Shanghai) Co. Ltd.	CHINA
TIN	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
TIN	Mitsubishi Material	JAPAN
TIN	Nancang Metal Meterial	CHINA
TIN	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
TIN	Nathan Trotter & Co Inc.	UNITED STATES
TIN	NGHE TIN NON-FERROUS METAL	VIET NAM
TIN	NGHE TIN NON-FERROUS METAL COMPANY	CHINA
TIN	nihon superior co.,ltd	JAPAN
TIN	Nihon Genma MFG Co., Ltd.	THAILAND
TIN	NIHON GENMA MFG.CO.,LTD.	JAPAN
TIN	Nihon Kagaku Sangyo Co., Ltd.	JAPAN
TIN	Nihon Superior Co.,Ltd	JAPAN

TIN	Nippon Filler Metals Ltd	JAPAN
TIN	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
TIN	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
TIN	OM Manufacturing Philippines,Inc	PHILIPPINES
TIN	OMSA	BOLIVIA
TIN	PHONON MEIWA INC.	JAPAN
TIN	Poongsan Corporation	KOREA, REPUBLIC OF
TIN	Posco	REPUBLIC OF KOREA
TIN	PT Alam Lestari Kencana	INDONESIA
TIN	PT Aneka Tambang (Persero) Tbk	INDONESIA
TIN	PT Artha Cipta Langgeng	INDONESIA
TIN	PT ATD Makmur Mandiri Jaya	INDONESIA
TIN	PT Babel Inti Perkasa	INDONESIA
TIN	PT Babel Surya Alam Lestari	INDONESIA
TIN	PT Bangka Kudai Tin	INDONESIA
TIN	PT Bangka Putra Karya	INDONESIA
TIN	PT Bangka Timah Utama Sejahtera	INDONESIA
TIN	PT Bangka Tin Industry	INDONESIA
TIN	PT Banka Kudai Tin	INDONESIA
TIN	PT Belitung Industri Sejahtera	INDONESIA
TIN	PT BilliTin Makmur Lestari	INDONESIA
TIN	PT Bukit Timah	INDONESIA
TIN	PT DS Jaya Abadi	INDONESIA
TIN	PT Eunindo Usaha Mandiri	INDONESIA
TIN	PT Fang Di MulTindo	INDONESIA
TIN	PT HP Metals Indonesia	INDONESIA
TIN	PT Indra Eramulti Logam Industri	INDONESIA
TIN	Pt Inti Stania Prima	INDONESIA
TIN	PT Karimun Mining	INDONESIA
TIN	PT Koba Tin	INDONESIA
TIN	PT Mitra Stania Prima	INDONESIA
TIN	PT Panca Mega	INDONESIA
TIN	PT Panca Mega Persada	INDONESIA
TIN	PT Pelat Timah Nusantara Tbk	INDONESIA
TIN	PT Prima Timah Utama	INDONESIA
TIN	PT Refined Banka Tin	INDONESIA
TIN	PT Sariwiguna Binasentosa	INDONESIA
TIN	PT Seirama Tin investment	INDONESIA
TIN	PT Stanindo Inti Perkasa	INDONESIA
TIN	PT Sumber Jaya Indah	INDONESIA
TIN	PT Supra Sukses Trinusa	INDONESIA

TIN	PT Tambang Timah	INDONESIA
TIN	PT Timah	INDONESIA
TIN	PT Timah (Persero), Tbk	INDONESIA
TIN	PT Timah Nusantara	INDONESIA
TIN	PT Tinindo Inter Nusa	INDONESIA
TIN	PT Tommy Utama	INDONESIA
TIN	PT Yinchendo Mining Industry	INDONESIA
TIN	PT CITRALOGAM ALPHASEJAHTERA	INDONESIA
TIN	Pure Technology	RUSSIAN FEDERATION
TIN	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
TIN	RBT	INDONESIA
TIN	REDRING SOLDER (M) SDN BHD	N/A
TIN	RedRing Solder(Malaysia)sdn Bhd	MALAYSIA
TIN	REDSUN	INDONESIA
TIN	Richard Stenzhorn GmbH	GERMANY
TIN	Rohm & Haas	CHINA
TIN	RUI DA HUNG TECHNOLOGY MATERIALS CO.	TAIWAN
TIN	S Company	THAILAND
TIN	SA Minsur	PERU
TIN	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
TIN	Samtec	UNITED STATES
TIN	Seirenngyousya	CHINA
TIN	Senju	MALAYSIA
TIN	Senju Metal Industry Co, Ltd.	JAPAN
TIN	Settu Chemical Industry	JAPAN
TIN	SGS BOLIVIA S.A.	BOLIVIA
TIN	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co.,Ltd.	CHINA
TIN	Shandong gold mining (laizhou) Co., LTD. Three mountain island gold refinery	CHINA
TIN	ShangHai Yuanhao Surface Finishing Co. Ltd.	CHINA
TIN	ShangHai YueQiang Metal Products Co., LTD	CHINA
TIN	Shangyou xian xinmao tin co,.ltd	CHINA
TIN	Shen Mao Solder (M) Sdn. Bhd.	MALAYSIA
TIN	SHENMAO Technology inc	TAIWAN
TIN	SHENMAO Technology Inc.	CHINA
TIN	Shenzhen Chemicals & Light Industry Co., Ltd.	CHINA
TIN	Shuer Der Industry (Jiangsu) Co. Ltd.	CHINA
TIN	Sin Asahi Solder(M) Sdn Bhd	MALAYSIA
TIN	Singapore Asahi Chemical & Solder Industries Pte Ltd	SINGAPORE
TIN	Singapore LME Tin	SINGAPORE
TIN	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
TIN	Smelting Branch of Yunnan Tin Company Limited	CHINA

TIN	Soft Metals, Ltda.	BRAZIL
TIN	Solder Coat CO., LTD	JAPAN
TIN	Standard Sp z o.o.	POLAND
TIN	Sundwiger Messingwerk GmbH & Co.KG	GERMANY
TIN	Suzhou Cangsong Metal Products Co., Ltd.	CHINA
TIN	Taicang City Nancang Metal Material Co., Ltd	CHINA
TIN	Taiwan Total Co. Ltd.	TAIWAN
TIN	Tanaka Kikinzoku kogyo K.K.	JAPAN
TIN	Talcang City Nankang Metal Materila Co., Ltd	CHINA
TIN	Tamura	JAPAN
TIN	TCC Steel	KOREA, REPUBLIC OF
TIN	Tennant Metals Pty Ltd.	AUSTRALIA
TIN	Thailand Smelting & Refining Co. Ltd.	THAILAND
TIN	Thaisarco	THAILAND
TIN	The force bridge surface treatment Material Factory	CHINA
TIN	The Gejiu cloud new colored electrolytic	CHINA
TIN	The Gejiu Cloud New Colored Electrolytic Co., Ltd	CHINA
TIN	The Miller Company	UNITED STATES
TIN	Tianshui ling bo technology co., Ltd	CHINA
TIN	Tianshui Longbo Business & Trade Co. Ltd.	CHINA
TIN	TIMAH	INDONESIA
TIN	Tong Ding Metal Company. Ltd.	CHINA
TIN	Tongding Metal Material Co., Ltd.	CHINA
TIN	Tongling nonferrous metals Co., LTD	CHINA
TIN	Traxys	FRANCE
TIN	UBS METALOR	SWITZERLAND
TIN	Umicore Precious Metal (S) Pte. Ltd.	SINGAPORE
TIN	UNI BROS METAL PTE LTD	SINGAPORE
TIN	United Smelter	INDONESIA
TIN	Unit Metalurgi PT Timah (Persero) Tbk	INDONESIA
TIN	Univertical International (Suzhou) Co., Ltd	CHINA
TIN	VERTEX METALS INCORPORATION	TAIWAN
TIN	Vishay Intertechnology	CHINA
TIN	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIETNAM
TIN	WC Heraeus Hanau	GERMANY
TIN	Well Fore Special Wire	TAIWAN
TIN	Well-Lin Enterprise Co., Ltd.	TAIWAN
TIN	Westfalenzinn	GERMANY
TIN	White Solder Metalurgia e Mineracao Ltda.	BRAZIL
TIN	Wilhelm Westmetall	GERMANY
TIN	Wind Yunnan Nonferrous Metals Co.,Ltd.	CHINA

TIN	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
TIN	Wuxi Lantronic Electronic CO.,Ltd	CHINA
TIN	WUXI YUNXI SANYE SOLDER FACTORY	CHINA
TIN	XIANG HUA LING TIN MINE	CHINA
TIN	Xi Niu Po Management Zone, Dalang Tower, Dongguan, China	CHINA
TIN	XiHai - Liuzhou China Tin Group Co ltd	CHINA
TIN	XIN WANG copper smelter	CHINA
TIN	xingrui noble metal material CO.LTD	CHINA
TIN	Xin Tongding	CHINA
TIN	Ye Chiu Metal Recycling (China) Ltd	CHINA
TIN	Yifeng Tin Industry(Chenzhou)Co.,Ltd.	CHINA
TIN	Yokohama Metal Co Ltd	JAPAN
TIN	YQ	CHINA
TIN	YTMM	CHINA
TIN	Yukenkougiyou	JAPAN
TIN	Yun’an Dian’ix Tin Mine	CHINA
TIN	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
TIN	Yunnan Chengo Electric Smelting Plant	CHINA
TIN	Yunnan China Rare Metal Materials Company	CHINA
TIN	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
TIN	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
TIN	Yunnan Tin Company, Ltd.	CHINA
TIN	Yunnan Tin Group (Holding) Co., Ltd	CHINA
TIN	Yunnan XiYe	CHINA
TIN	Yuntinic Chemical GmbH	GERMANY
TIN	YunXin Colored Electrolysis Ltd	CHINA
TIN	YunXin Non-ferrous Electroanalysis Ltd.	CHINA
TIN	Zeyunshan	CHINA
TIN	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL	CHINA
TIN	Zhen Bo Industrial Co., Ltd.	CHINA
TIN	Zhen bo shi ye Co., LTD	CHINA
TIN	ZhongShi	CHINA
TIN	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
TIN	ZHUZHOU SMELTER GROUP CO., LTD	CHINA
TIN	Zhuhai Horyison Solder Co.,Ltd	CHINA
TIN	Zi Jin Copper	CHINA
TUNGSTEN	ALMT	CHINA
TUNGSTEN	A.L.M.T. Corp.	JAPAN
TUNGSTEN	Air Products	UNITED STATES
TUNGSTEN	Alldyne Powder Technologies	UNITED STATES
TUNGSTEN	Allied Materials	UNITED STATES

TUNGSTEN	Alta Group	UNITED STATES
TUNGSTEN	Atlantic Metals	UNITED STATES
TUNGSTEN	ASSAB	CHINA
TUNGSTEN	ATI Tungsten Materials	UNITED STATES
TUNGSTEN	Atlantic Metals	UNITED STATES
TUNGSTEN	Axis Material Limited	JAPAN
TUNGSTEN	AXIS MATERIAL LIMITED	JAPAN
TUNGSTEN	Beijing Zenith Materials	CHINA
TUNGSTEN	Buffalo Tungsten	CHINA
TUNGSTEN	ChangChun up-optech	CHINA
TUNGSTEN	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
TUNGSTEN	Chengdu Hongbo Industrial co,Ltd	CHINA
TUNGSTEN	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
TUNGSTEN	China Minmetals Corp	CHINA
TUNGSTEN	China Minmetals Nonferrous Metals Co Ltd	CHINA
TUNGSTEN	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
TUNGSTEN	CWB Materials	UNITED STATES
TUNGSTEN	Dayu Weiliang Tungsten Co., Ltd.	CHINA
TUNGSTEN	Fort Wayne Wire Die	UNITED STATES
TUNGSTEN	Fujian Jinxin Tungsten Co., Ltd.	CHINA
TUNGSTEN	Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHINA
TUNGSTEN	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
TUNGSTEN	GANZHOU HONGFEI W&Mo MATERIALS CO.,LTD.	CHINA
TUNGSTEN	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
TUNGSTEN	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
TUNGSTEN	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
TUNGSTEN	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
TUNGSTEN	GANZHOU SINDA W&Mo CO,.LTD.	CHINA
TUNGSTEN	Ganzhou sinda W&Mo Co., Ltd	CHINA
TUNGSTEN	Ganzhou Te Jing Tungsten Co. Ltd	CHINA
TUNGSTEN	Global Tungsten & Powders Corp.	UNITED STATES
TUNGSTEN	Golden Egret Special Allloy Coop.	CHINA
TUNGSTEN	Golden Egret Special Alloy Co. Ltd	CHINA
TUNGSTEN	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
TUNGSTEN	H.C. Starck GmbH	GERMANY
TUNGSTEN	H.C. Starck Smelting GmbH & Co. KG	GERMANY
TUNGSTEN	HC Stack	UNITED STATES
TUNGSTEN	Hitachi Ltd.	JAPAN
TUNGSTEN	Hitachi Metals, Ltd.	JAPAN
TUNGSTEN	Hunan Chenzhou Mining Group Co	CHINA
TUNGSTEN	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

TUNGSTEN	Hunan Chun-chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
TUNGSTEN	IES Technical Sales	UNITED STATES
TUNGSTEN	Jada Electronic limited (JX Nippon Mining&Matel Co., Ltd)	JAPAN
TUNGSTEN	Japan New Metals Co., Ltd.	JAPAN
TUNGSTEN	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
TUNGSTEN	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
TUNGSTEN	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
TUNGSTEN	Jiangxi Rare Earth Metals Tungsten Group Corp	CHINA
TUNGSTEN	Jiangxi Richsea New Materials Co., Ltd.	CHINA
TUNGSTEN	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
TUNGSTEN	Jiangxi Tungsten Co Ltd	CHINA
TUNGSTEN	Jiangxi Tungsten Industry Co Ltd	CHINA
TUNGSTEN	Jiangxi Tungsten Industry Group Co Ltd	CHINA
TUNGSTEN	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
TUNGSTEN	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
TUNGSTEN	Kanto Denka Kogyp Co., Ltd.	JAPAN
TUNGSTEN	Kennametal Fallon	UNITED STATES
TUNGSTEN	Kennametal Firth Sterling	UNITED STATES
TUNGSTEN	Kennametal Huntsville	UNITED STATES
TUNGSTEN	KYOCERA	JAPAN
TUNGSTEN	KYORITSU GOKIN CO. LTD	JAPAN
TUNGSTEN	Malipo Haiyu Tungsten Co., Ltd.	CHINA
TUNGSTEN	Metallo-Chimique	BELGIUM
TUNGSTEN	Meterion Advanced Materials Thin Film Products	UNITED STATES
TUNGSTEN	Midwest Tungsten Wire Co.	UNITED STATES
TUNGSTEN	Minmetals Ganzhou Tin Co. Ltd.	CHINA
TUNGSTEN	Nanchang Cemented Carbide Limited Liability Company	CHINA
TUNGSTEN	NIHON SUPERIOR	JAPAN
TUNGSTEN	NingHua XingluoKeng TungSten Mining CO., LID	CHINA
TUNGSTEN	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
TUNGSTEN	Nippon Micrometal Cop	JAPAN
TUNGSTEN	North American Tungsten	CANADA
TUNGSTEN	North American Tungsten Corporation Ltd.	CANADA
TUNGSTEN	Plansee	AUSTRIA
TUNGSTEN	Pobedit JSC	RUSSIAN FEDERATION
TUNGSTEN	Praxair	UNITED STATES
TUNGSTEN	Sichuan Metals & Materials Imp & Exp Co	CHINA
TUNGSTEN	Sincemat Co, Ltd.	CHINA
TUNGSTEN	Solar Applied Materails Technology Corp.	TAIWAN
TUNGSTEN	Sumitomo Canada Limited	CANADA
TUNGSTEN	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES

TUNGSTEN	Sumitomo Metal Mining Co. Ltd.	JAPAN
TUNGSTEN	Sylham	UNITED STATES
TUNGSTEN	TaeguTec	KOREA, REPUBLIC OF
TUNGSTEN	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
TUNGSTEN	Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM
TUNGSTEN	Tosoh	JAPAN
TUNGSTEN	Triumph Northwest	UNITED STATES
TUNGSTEN	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
TUNGSTEN	Williams Brewster	USA
TUNGSTEN	Wolfram Bergbau und Hutten AG	AUSTRIA
TUNGSTEN	Wolfram Company CJSC	RUSSIAN FEDERATION
TUNGSTEN	Wort Wayne Wire Die	UNITED STATES
TUNGSTEN	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
TUNGSTEN	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
TUNGSTEN	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
TUNGSTEN	Xiamen Tungsten Co., Ltd.	CHINA
TUNGSTEN	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
TUNGSTEN	Yano Metal	JAPAN
TUNGSTEN	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
TUNGSTEN	亞東工業氣體 Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF

Annex II

Australia

Boliva

Brazil

Canada

Chile

China

Democratic Republic of the Congo

Ethiopia

Germany

Guyana

Indonesia

Japan

Korea

Malaysia

Mexico

Mozambique

Nigeria

Peru

Russia

Rwanda

Suriname

Thailand

United States

Vietnam

Zimbabwe